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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

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                              FORM 8-K


                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported): March 17, 2000
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                          CBRL GROUP, INC.
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      (Exact Name of Registrant as Specified in its Charter)

         Tennessee                     0-25225               62-1749513
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(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
      of Incorporation                                    Identification No.)


        305 Hartmann Drive, Lebanon, Tennessee      37087
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       (Address of Principal Executive Offices)   (Zip Code)



Registrant's telephone number, including area code: (615) 444-5533
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ITEM 5.  OTHER EVENTS.

As reported in the CBRL Group, Inc. (the "Company") Annual Report on Form 10-K for the fiscal year ended July 30, 1999 filed with the Commission on October 26, 1999, the Company's Cracker Barrel Old Country Store, Inc. subsidiary is involved in two lawsuits filed in the United States District Court for the Northern District of Georgia which are not ordinary, routine litigation incidental to its business.

SERENA MCDERMOTT AND JENNIFER GENTRY V. CRACKER BARREL OLD COUNTRY STORE, INC. is filed under the federal Fair Labor Standards Act and was served on Cracker Barrel on May 3, 1999. The MCDERMOTT case is styled a collective action, alleges certain violations of the Fair Labor Standards Act and seeks recovery of unpaid and overtime wages.

KELVIS RHODES, MARIA STOKES ET AL. V. CRACKER BARREL OLD COUNTRY STORE, INC. is filed under Title VII of the Civil Rights Act of 1964 and Section 1 of the Civil Rights Act of 1866 and was served on Cracker Barrel on September 15, 1999. The RHODES case seeks certification as a class action, a declaratory judgment to redress an alleged systemic pattern and practice of racial discrimination in employment opportunities, an order to effect certain hiring and promotion goals, back pay and other monetary damages.

On March 17, 2000, the Court granted the plaintiffs' motion in the MCDERMOTT unpaid wage case to send notice to a provisional class of plaintiffs. The Court defined the provisional class as all persons employed as servers and all second-shift hourly employees at Cracker Barrel Old Country Store restaurants since January 4, 1996. A court approved notice will be sent to the defined class members, who will have 30 days following the date of the notice to decide whether to participate or "opt in" to the lawsuit. The number of persons who will be sent notice has not yet been determined. Because of the provisional status of the plaintiff class, the Court could subsequently amend its decision. If amended, the scope of the class could either be reduced or increased or, if appropriate, the Court could dismiss the collective aspects of the case entirely.

Cracker Barrel Old Country Store, Inc. believes it has substantial defenses to the claims made, and it is defending each of these cases vigorously. The parties are engaged in mediation in both cases, but the mediation process is confidential and the parties cannot comment on the process or the status of their discussions. Because only limited discovery has occurred to date, neither the likelihood of an unfavorable outcome nor the amount of ultimate liability, if any, with respect to these cases can be determined at this time. Accordingly, no provision for any potential liability has been made in the consolidated financial statements of the Company.


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                               SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 31, 2000                    CBRL GROUP, INC.



                                         By:  /s/ James F. Blackstock
                                            ---------------------------------
                                         Name:   James F. Blackstock
                                         Title:  Vice President, Secretary and
                                                 General Counsel
































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